Exhibit 10.2
COLUMBIA LABORATORIES, INC.
WARRANT TO PURCHASE COMMON STOCK
To Purchase [•] Shares of Common Stock
Date of Issuance: October [•], 2009
VOID AFTER APRIL 30, 2015
     THIS CERTIFIES THAT, for value received, [•] or permitted registered assigns (the “HOLDER”), is entitled to subscribe for and purchase at the Exercise Price (defined below) from Columbia Laboratories, Inc., a Delaware corporation (the “COMPANY”) up to [•] shares of the common stock of the Company, par value $0.01 per share (the “COMMON STOCK”). This warrant is one of a series of warrants issued by the Company as of the date hereof (individually a “WARRANT;” collectively, “COMPANY WARRANTS”) pursuant to that certain subscription agreement between the Company and the Holder, dated as of October [•], 2009 (the “SUBSCRIPTION AGREEMENT”).
     1. DEFINITIONS. Capitalized terms used herein but not otherwise defined herein shall have their respective meanings as set forth in the Subscription Agreement. As used herein, the following terms shall have the following respective meanings:
          (A) “Eligible Market” means any of the New York Stock Exchange, the NYSE Amex, The NASDAQ Global Market, The NASDAQ Global Select Market or The NASDAQ Capital Market.
          (B) “Exercise Period” shall mean the period commencing on April 30, 2010 and ending at 5:00 p.m. New York City time on April 30, 2015, unless sooner terminated as provided below.
          (C) “Exercise Price” shall mean $1.52 per share, subject to adjustment pursuant to Section 4 below.
          (D) “Exercise Shares” shall mean the shares of Common Stock issuable upon exercise of this Warrant.
          (E) “Trading Day” shall mean (a) any day on which the Common Stock is listed or quoted and traded on its primary Trading Market, (b) if the Common Stock is not then listed or quoted and traded on any Eligible Market, then a day on which trading occurs on the OTC Bulletin Board (or any successor thereto), or (c) if trading does not occur on the OTC Bulletin Board (or any successor thereto), any Business Day.
          (F) “Trading Market” shall mean the NASDAQ Global Market or any other Eligible Market, or any national securities exchange, market or trading or quotation facility on which the Common Stock is then listed or quoted.
     2. EXERCISE OF WARRANT. The rights represented by this Warrant may be exercised in whole or in part at any time during the Exercise Period, by delivery of the following to the Company at its address set forth on the signature page hereto (or at such other address as it may designate by notice in writing to the Holder):
          (A) An executed Notice of Exercise in the form attached hereto; and
          (B) Payment of the Exercise Price either (i) in cash or by check or (ii) pursuant to Section 2.1 below.
     Execution and delivery of the Notice of Exercise shall have the same effect as cancellation of the original Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Exercise Shares, if any.
     Certificates for shares purchased hereunder shall be transmitted by the transfer agent of the Company (the “Transfer Agent”) to the Holder by crediting the account of the Holder’s prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission system if the Company is a participant in such system, and otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise within three business days from the delivery to the Company of the Notice of Exercise and payment of the aggregate Exercise Price as set forth above (“Exercise Share Delivery Date”). This Warrant shall be deemed to have been exercised on the date the Exercise Price is received by the Company. The Exercise Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date this Warrant has been exercised by payment to the Company of the Exercise Price.
     The person in whose name any certificate or certificates for Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which the Notice of Exercise was provided and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of providing such Notice of Exercise and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.
     In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder a certificate or certificates representing the Exercise Shares pursuant to an exercise on or before the Exercise Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Exercise Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Exercise Shares that the Company was required to deliver to the Holder in connection with the exercise at issue by (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Exercise Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence, the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss.

     To the extent permitted by law, the Company’s obligations to issue and deliver Exercise Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any person or entity or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other person or entity of any obligation to the Company or any violation or alleged violation of law by the Holder or any other person or entity, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Exercise Shares. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver Exercise Shares upon exercise of this Warrant as required pursuant to the terms hereof.
          2.1 NET EXERCISE. If during the Exercise Period, the Holder desires to exercise this Warrant and sell Exercise Shares and is not permitted to sell Exercise Shares pursuant to the Registration Statement, as defined in the Subscription Agreement, and the fair market value of one share of the Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash or by check, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:
X = Y (A-B)

   A

Where	X =	the number of Exercise Shares to be issued to the Holder

	Y =	the number of shares of Common Stock purchasable under this Warrant or, if only a portion of this Warrant is being exercised, the portion of this Warrant being canceled (at the date of such calculation)

	A =	the fair market value of one share of the Company’s Common Stock (at the date of such calculation)

	B =	Exercise Price (as adjusted to the date of such calculation)
     For purposes of the above calculation, the “fair market value” of one share of Common Stock shall mean (i) the average of the closing sales prices for the shares of Common Stock on the Nasdaq Global Market or other Eligible Market where the Common Stock is listed or traded as reported by Bloomberg Financial Markets (or a comparable reporting service of national reputation selected by the Company and reasonably acceptable to the Holder if Bloomberg Financial Markets is not then reporting sales prices of such security) (collectively, “Bloomberg”) for the ten (10) consecutive trading days immediately prior to the Exercise Date, or (ii) if the Nasdaq Global Market is not the principal Trading Market for the shares of Common Stock, the average of the reported sales prices reported by Bloomberg on the principal Trading Market for the Common Stock during the same period, or, if there is no sales price for such period, the last sales price reported by Bloomberg for such period, or (iii) if neither of the foregoing applies, the last sales price of such security in the over-the-counter market on the pink sheets or bulletin board for such security as reported by Bloomberg, or if no sales price is so reported for such security, the last bid price of such security as reported by Bloomberg or (iv) if fair market value cannot be calculated as of such date on any of the foregoing bases, the fair market value shall be as determined by the Board of Directors of the Company in the exercise of its good faith judgment.
          2.2 ISSUANCE OF NEW WARRANTS. Upon any partial exercise of this Warrant upon a request by the Holder, the Company, at its expense, will forthwith and, in any event within five business days, issue and deliver to the Holder a new warrant or warrants of like tenor, registered in the name of the Holder, exercisable, in the aggregate, for the balance of the number of shares of Common Stock remaining available for purchase under this Warrant.
          2.3 PAYMENT OF TAXES AND EXPENSES. The Company shall pay any recording, filing, stamp or similar tax which may be payable in respect of any transfer involved in the issuance of, and the preparation and delivery of certificates (if applicable) representing, (i) any Exercise Shares purchased upon exercise of this Warrant and/or (ii) new or replacement warrants in the Holder’s name or the name of any transferee of all or any portion of this Warrant.
          2.4 EXERCISE LIMITATIONS; HOLDER’S RESTRICTIONS. A Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise, such Holder (together with such Holder’s affiliates), as set forth on the applicable Notice of Exercise, would beneficially own in excess of 9.99% of the Company’s outstanding Common Stock. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination described in such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by such Holder or any of its affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other shares of Common Stock or Warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by such Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 2.4, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act, it being acknowledged by a Holder that the Company is not representing to such Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and such Holder is solely responsible for any filings required to be made in accordance therewith. To the extent that the limitation contained in this Section 2.4 applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder) and of which portion of this Warrant is exercisable shall be in the sole discretion of a Holder, and the submission of a Notice of Exercise shall be deemed to be each Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder) and of which portion of this Warrant is exercisable, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. For purposes of this Section 2.4, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Form 10-Q or Form 10-K, as the case may be, (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Company’s Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within two (2) Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by such Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The provisions of this Section 2.4 may be waived by such Holder, at the election of such Holder, upon not less than 61 (sixty-one) days’ prior notice to the

Company, and the provisions of this Section 2.4 shall continue to apply until such 61st day (or such later date, as determined by such Holder, as may be specified in such notice of waiver).
     3. COVENANTS OF THE COMPANY.
          3.1 COVENANTS AS TO EXERCISE SHARES. The Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. The Company further covenants and agrees that the Company will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant. If at any time during the Exercise Period the number of authorized but unissued shares of Common Stock shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.
          3.2 NO IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment.
          3.3 NOTICES OF RECORD DATE AND CERTAIN OTHER EVENTS. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, the Company shall mail to the Holder, at least ten (10) days prior to the date on which any such record is to be taken for the purpose of such dividend or distribution, a notice specifying such date. In the event of any voluntary dissolution, liquidation or winding up of the Company, the Company shall mail to the Holder, at least ten (10) days prior to the date of the occurrence of any such event, a notice specifying such date. In the event the Company authorizes or approves, enters into any agreement contemplating, or solicits stockholder approval for any Fundamental Transaction, as defined in Section 6 herein, the Company shall mail to the Holder, at least ten (10) days prior to the date of the occurrence of such event, a notice specifying such date.
     4. ADJUSTMENT OF EXERCISE PRICE AND SHARES.
               (A) In the event of changes in the outstanding Common Stock of the Company by reason of stock dividends, split-ups, recapitalizations, reclassifications, combinations or exchanges of shares, reorganizations, liquidations, consolidation, acquisition of the Company (whether through merger or acquisition of substantially all the assets or stock of the Company), or the like, the number, class and type of shares available under this Warrant in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder of this Warrant, on exercise for the same aggregate Exercise Price, the total number, class, and type of shares or other property as the Holder would have owned had this Warrant been exercised prior to the event and had the Holder continued to hold such shares until the event requiring adjustment. The form of this Warrant need not be changed because of any adjustment in the number of Exercise Shares subject to this Warrant.

               (B) If at any time or from time to time the holders of Common Stock of the Company (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or become entitled to receive, without payment therefor,
                    (I) Common Stock or any shares of stock or other securities which are at any time directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution (other than a dividend or distribution covered in Section 4(A) above);
                    (II) any cash paid or payable otherwise than as a cash dividend; or
                    (III) Common Stock or additional stock or other securities or property (including cash) by way of spinoff, split-up, reclassification, combination of shares or similar corporate rearrangement (other than shares of Common Stock pursuant to Section 4(A) above), then and in each such case, the Holder hereof will, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the cases referred to in clauses (II) and (III) above) which such Holder would hold on the date of such exercise had such Holder been the holder of record of such Common Stock as of the date on which holders of Common Stock received or became entitled to receive such shares or all other additional stock and other securities and property.
               (C) Upon the occurrence of each adjustment pursuant to this Section 4, the Company at its expense will, promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Exercise Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. The Company will promptly deliver a copy of each such certificate to the Holder and to the Transfer Agent.
     5. FRACTIONAL SHARES. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Exercise Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of an Exercise Share by such fraction.
     6. FUNDAMENTAL TRANSACTIONS. If, at any time while this Warrant is outstanding, (A) the Company shall, directly or indirectly, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another person or persons, if the holders of the Company’s voting stock (not including any shares of the Company’s voting stock held by the person or persons making or party to, or associated or affiliated with the persons making or party to, such consolidation or merger) immediately prior to such consolidation or merger shall hold or have the right to direct the voting of less than 50% of the Company’s voting stock or such voting securities of such other surviving person immediately following such transaction, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another person, or (iii) allow another person to make a purchase, tender or exchange offer that is accepted by the holders of more than the 50% of the outstanding shares of the Company’s voting stock (not including any shares of the Company’s voting stock held by the person or persons making or party to, or associated or affiliated with the persons making or party to, such purchase, tender or exchange offer), or (iv)

consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another person whereby such other person acquires more than the 50% of the outstanding shares of the Company’s voting stock (not including any shares of the Company’s voting stock held by the other person or other persons making or party to, or associated or affiliated with the other persons making or party to, such stock purchase agreement or other business combination), or (v) reorganize, recapitalize or reclassify its Common Stock or (B) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of more than 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock (in any such case, a “FUNDAMENTAL TRANSACTION”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, upon exercise of this Warrant (disregarding any limitation on exercise contained herein solely for the purpose of such determination), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “ALTERNATE CONSIDERATION”) receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event (disregarding any limitation on exercise contained herein solely for the purpose of such determination). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder’s right to exercise such warrant into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 6 and ensuring that this Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.
     7. NO STOCKHOLDER RIGHTS. Other than as provided in Section 3.3 or otherwise herein, this Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.
     8. TRANSFER OF WARRANT. Subject to compliance with applicable securities laws and restrictions on transfer set forth in the Subscription Agreement, this Warrant and all rights hereunder are transferable, by the Holder in person or by duly authorized attorney, upon delivery of this Warrant and the form of assignment attached hereto to any transferee designated by Holder. The transferee shall sign such transfer documentation in form and substance reasonably satisfactory to the Company and its counsel.
     9. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

     10. NOTICES, ETC. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address listed on the signature page hereto and to Holder at the applicable address set forth on the applicable signature page to the Subscription Agreement or at such other address as the Company or Holder may designate by ten (10) days advance written notice to the other parties hereto.
     11. ACCEPTANCE. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.
     12. GOVERNING LAW. This Warrant and all rights, obligations and liabilities hereunder shall be governed by the laws of the State of Delaware.
     13. AMENDMENT OR WAIVER. Any term of this Warrant may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the Holder. No waivers of any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.
     14. RESTRICTIONS. The Holder acknowledges that the Exercise Shares acquired upon the cashless exercise of this Warrant, if not registered pursuant to an effective registration statement, may have restrictions upon resale imposed by federal and states securities laws.
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     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of October [•], 2009.

COLUMBIA LABORATORIES, INC.
By:
Name:
Title:

354 Eisenhower Parkway Livingston, New Jersey 07039

NOTICE OF EXERCISE
TO: COLUMBIA LABORATORIES, INC.
     (1) [_] The undersigned hereby elects to purchase [______] shares of the common stock, par value $0.01 (the “Common Stock”), of COLUMBIA LABORATORIES, INC. (the “Company”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.
          [_] The undersigned hereby elects to purchase [______] shares of Common Stock of the Company pursuant to the terms of the net exercise provisions set forth in Section 2.1 of the attached Warrant, and shall tender payment of all applicable transfer taxes, if any.
     (2) Please issue the certificate for shares of Common Stock in the name of, and pay any cash for any fractional share to:

Print or type name

Social Security or other Identifying Number

Street Address

City State Zip Code
     (3) If such number of shares shall not be all the shares purchasable upon the exercise of the Warrants evidenced by this Warrant, a new warrant certificate for the balance of such Warrants remaining unexercised shall be registered in the name of and delivered to:
     Please insert social security or other identifying number: ________________________

(Please print name and address)

     (4) [_] The undersigned hereby represents and warrants that, in the event the registration statement covering the shares of Common Stock to be issued upon exercise of this Warrant is not effective, he, she or it is an “Accredited Investor,” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended.
Dated:

(Signature)

(Print name)

2

ASSIGNMENT FORM
     (To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)
     FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:

(Please Print)

Address:

(Please Print)
Dated: [_________], 200[_]
Holder’s Signature: _______________
Holder’s Address: _______________
NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.